February 18, 1999

Report to Fellow Shareholders:

     1998 was a difficult year for small company investing, not only on an absolute basis but even more meaningful on a relative basis. Large-cap technology stocks such as Microsoft, Intel and Cisco Systems with returns of 114.60%, 68.77% and 149.72%, respectively, drove the NASDAQ Composite Index to a record high after gaining 39.63% in 1998. In contrast the Russell 2000 Index of small companies declined 2.55% during the same time period. 1998 was also a very volatile year as stocks declined declivitously during the months of June through October and then recovered sharply through the end of the year.

     Nicholas Limited Edition managed to gain 1.67% during 1998. This compares favorably to the Russell 2000 Index and other small-cap funds. Nicholas Limited Edition's long-term record is also favorable when compared to other small-cap funds and indices as can be seen in the chart below.

                                              Average Annual Total Return*
                                   ---------------------------------------------
                                   1 Year     3 Years     5 Years     10 Years
                                   ------     -------     -------     --------
Nicholas Limited Edition, Inc.
(Distributions Reinvested)......   1.67%      18.10%      15.77%       15.90%
Lipper Small Cap Fund Index**
 (Distributions Reinvested) ...   (0.85)%      9.26%      11.30%       13.16%
Russell 2000 Index
 (Dividends Reinvested) .......   (2.55)%     11.58%      11.86%       12.92%
Ending Value of $10,000 invested
 in Nicholas Limited Edition, Inc.
 (Distributions Reinvested) ...   $10,167    $16,474     $20,793      $43,732


The Fund's performance during 1998 was driven by selected healthcare stocks along with selected business services companies. Performance was adversely affected by companies with exposure to international markets as well as the industrial sector of the economy. Finally, the Fund's lack of technology stocks, including Internet related stocks, and conservative investment approach held back performance relative to more aggressive funds. Our philosophy is to invest for a full market cycle and limit downside risk. This philosophy can impede performance when the market focuses on speculative issues such as initial public offerings and the Internet mania.

     During 1998 corporate earnings growth on average slowed significantly from 1997 mainly due to weak international economies. This slowdown caused investors to concentrate their portfolios in only the most rapidly growing and largest companies. This concentration contributed to the wide divergence of performance between large- and small-company stocks. Though the S&P 500 Index gained 28.58%, on an unweighted basis the average stock in the index gained only 10.8% for the year. A recent study done by a regional brokerage firm which categorized their universe of stocks in quintiles based on price relative to earnings (P/E), noted that only the top quintile, which sold for an average P/E of 35.7 at the end of 1997, showed a positive return for 1998. This group had a positive return of 27.8% whereas all other groups, where P/E's were lower, had negative returns.*** As you know, our philosophy generally favors low P/E stocks because they usually are less risky.

     Recent stock market returns have been significantly higher than historical levels, especially in the larger companies. Historical returns for the S&P 500 for example have been in the 10% range, however, over the last 5 years the average return has been 24.05%. Investors, I believe, have set their expectations of future returns too high. This has forced many mutual fund managers to pursue higher risk investments to achieve higher expected returns. We will continue to stick to our time honored approach to balance risk and return.

                              Sincerely,

                           /S/ David O. Nicholas
                           ---------------------
                               David O. Nicholas

    *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

   **Lipper Small Cap Fund Index is an unmanaged equally weighted index of the 30 largest mutual funds included in the Lipper Small Cap Fund category.

  ***Highest P/E stocks Post Best Gains in '98, Robinson-Humphrey,
     December 7, 1998. Calculations based on Robinson-Humphrey's research universe over the period from January 1 to November 27, 1998. Robinson-Humphrey is a member of the New York Stock Exchange and is not affiliated with the Nicholas Company, Inc.

Financial Highlights
(For a share outstanding throughout each period)
---------------------------------------------------------------------------------------------------------------------------

                                                                        Year ended December 31,
                                            -------------------------------------------------------------------------------
                                              1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
                                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
NET ASSET VALUE, BEGINNING OF PERIOD....     $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86  $12.03  $12.49  $11.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................        .01     .00*    .01     .08     .10     .09     .08     .12     .12     .15
  Net gains (losses) on securities
     (realized and unrealized)..........        .38    6.82    4.14    5.07    (.68)   1.59    2.74    5.07    (.34)   1.82
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
     Total from investment operations...       0.39    6.82    4.15    5.15    (.58)   1.68    2.82    5.19    (.22)   1.97
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

  LESS DISTRIBUTIONS:
  Dividends (from net investment income)       (.01)   (.00)*  (.01)   (.08)   (.10)   (.09)   (.08)   (.12)   (.12)   (.15)
  Distributions (from capital gains)....      (1.25)  (2.49)  (2.62)  (2.94)   (.91)  (1.57)   (.83)   (.24)   (.12)   (.62)
  Distributions (in excess of book
     realized gains) (Note 1 (d)).......       (.00)**   --      --      --      --    (.11)     --      --      --      --
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

     Total distributions.................     (1.26)  (2.49)  (2.63)  (3.02)  (1.01)  (1.77)   (.91)   (.36)   (.24)   (.77)
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

NET ASSET VALUE, END OF PERIOD...........    $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86  $12.03  $12.49
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

TOTAL RETURN.............................     1.67%  33.02%  21.81%  30.18%  (3.04%)  9.03%  16.78%  43.22%  (1.73%) 17.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).....    $367.2  $328.0  $232.8  $169.6  $142.6  $180.8  $190.2  $175.3   $70.9   $57.3
Ratio of expenses to average net assets..      .85%    .86%    .86%    .90%    .90%    .88%    .92%    .94%   1.07%   1.12%
Ratio of net investment income
  to average net assets..................      .06%    .01%    .06%    .38%    .52%    .42%    .45%   1.05%   1.10%   1.37%
Portfolio turnover rate..................    30.06%  37.05%  32.31%  35.77%  16.29%  24.35%  24.44%  12.62%  15.15%  30.65%

 * The amount rounds to $0.00, actual amount $0.0029.

** The amount rounds to $(0.00), actual amount $(0.0020).

        The accompanying notes to financial statements are an integral part of these statements.


TOP TEN PORTFOLIO HOLDINGS
December 31, 1998 (unaudited)
-------------------------------------------------------------------------------
                                                  Percentage of
Name                                               Net Assets
----                                              -----------
International Speedway Corporation - Class B...       5.95%
Knight Transportation, Inc. ...................       3.35%
Patterson Dental Company ......................       2.65%
PSS World Medical, Inc. .......................       2.59%
DBT Online, Inc. ..............................       2.56%
Heartland Express, Inc. .......................       2.53%
Concord EFS, Inc. .............................       2.51%
Sofamor/Danek Group, Inc. .....................       2.49%
Poe & Brown, Inc. .............................       2.47%
Res-Care, Inc. ................................       2.46%
                                                     ------
Total of top ten holdings                            29.56%
                                                     ------
                                                     ------

SCHEDULE OF INVESTMENTS
December 31, 1998
---------------------------------------------------------------------------

 Shares or                                                          Quoted
 Principal                                                          Market
  Amount                                                             Value
------------                                                      -----------
                                                                  (Note 1(a))
COMMON STOCKS - 98.07%
             BANKS AND FINANCE - 8.24%
    101,757  CNB Bancshares, Inc. ...........................    $  4,744,420
    201,500  Community First Bankshares, Inc. ...............       4,244,094
    150,000  FirstMerit Corporation .........................       4,031,250
     97,500  Marshall & Ilsley Corporation ..................       5,697,656
    250,000  Medallion Financial Corp. ......................       3,578,125
    221,580  National City Bancorporation * .................       5,816,475
    143,397  State Financial Services Corporation - Class A..       2,150,955
                                                                 ------------
                                                                   30,262,975
                                                                 ------------
             BUSINESS PRODUCTS AND SERVICES - 17.40%
    349,000  ABR Information Services, Inc. * ...............       6,849,125
    293,750  Analysts International Corporation .............       5,654,688
    290,000  Checkfree Holdings Corporation * ...............       6,778,750
    217,500  Concord EFS, Inc. * ............................       9,216,562
    376,250  DBT Online, Inc. * .............................       9,382,734
    100,000  Envoy Corporation * ............................       5,825,000
    107,150  G&K Services, Inc. - Class A ...................       5,705,738
    242,222  Interim Services, Inc. * .......................       5,661,939
     40,000  Plantronics, Inc. * ............................       3,440,000
    237,000  TESSCO Technologies Incorporated * + ...........       5,391,750
                                                                 ------------
                                                                   63,906,286
                                                                 ------------
             CONSUMER PRODUCTS AND SERVICES - 4.22%
    235,000  Extended Stay America, Inc. * ..................       2,467,500
    313,200  Thermedics Inc. * ..............................       3,386,475
    508,700  ThermoQuest Corporation * ......................       6,581,306
    359,600  ThermoTrex Corporation * .......................       3,079,075
                                                                 ------------
                                                                   15,514,356
                                                                 ------------
             HEALTH CARE PRODUCTS - 10.44%
    311,200  Ballard Medical Products .......................       7,566,050
     76,000  Elan Corporation PLC * .........................       5,286,750
     68,400  Forest Laboratories, Inc. * ....................       3,638,025
     83,500  Osteotech, Inc. * ..............................       3,882,750
    441,000  Respironics, Inc. * ............................       8,833,803
     75,000  Sofamor/Danek Group, Inc. * ....................       9,131,250
                                                                 ------------
                                                                   38,338,628
                                                                 ------------
             HEALTH CARE SERVICES - 19.19%
    619,000  Assisted Living Concepts Incorporated * ........       8,124,375
    150,000  Boron, LePore & Associates, Inc. * .............       5,175,000
    470,000  Concentra Managed Care, Inc. * .................       5,023,125
    158,800  Emeritus Corporation * .........................       1,677,325
    158,488  National HealthCare Corporation * ..............       2,456,564
    377,500  NCS Health Care, Inc. - Class A * ..............       8,965,625
    223,750  Patterson Dental Company * .....................       9,733,125
    413,125  PSS World Medical, Inc. * ......................       9,501,875
    240,000  Quorum Health Group, Inc. * ....................       3,105,000
    266,250  Renal Care Group, Inc. * .......................       7,671,328
    365,250  Res-Care, Inc. * ...............................       9,017,109
                                                                 ------------
                                                                   70,450,451
                                                                 ------------
             INDUSTRIAL PRODUCTS AND SERVICES - 9.29%
    485,192  Anicom, Inc. * .................................       4,457,702
    180,000  Fastenal Company ...............................       7,920,000
    272,200  General Cable Corporation ......................       5,580,100
    225,000  Superior Services, Inc. * ......................       4,514,063
    542,100  Thermo Bioanalysis Corporation * ...............       7,182,825
    367,000  Thermo Optek Corporation * .....................       3,188,312
    408,580  Thermo Vision Corporation * + ..................       1,276,812
                                                                 ------------
                                                                   34,119,814
                                                                 ------------
             INSURANCE - 3.99%
    259,800  Poe & Brown, Inc. ..............................       9,076,763
    140,000  Protective Life Corporation ....................       5,573,750
                                                                 ------------
                                                                   14,650,513
                                                                 ------------
             MEDIA, COMMUNICATIONS AND
              ENTERTAINMENT - 11.83%
    475,000  Artesyn Technologies, Inc. * ...................       6,650,000
    365,800  Asia Satellite Telecommunications
              Holdings Limited ..............................       6,401,500
    425,880  Dover Downs Entertainment, Inc. ................       5,137,177
    539,310  International Speedway
              Corporation - Class B .........................      21,842,055
    127,500  Penske Motorsports, Inc. * .....................       3,394,688
                                                                 ------------
                                                                   43,425,420
                                                                 ------------
             REAL ESTATE - 2.47%
    192,000  CCA Prison Realty Trust ........................       3,936,000
    125,000  Corrections Corporation of America * ...........       2,203,125
    119,000  National Health Investors, Inc. ................       2,937,813
                                                                 ------------
                                                                    9,076,938
                                                                 ------------
             RETAIL TRADE - 3.28%
     72,900  Kohl's Corporation * ...........................       4,478,794
    160,000  O'Reilly Automotive, Inc. * ....................       7,560,000
                                                                 ------------
                                                                   12,038,794
                                                                 ------------
             TRANSPORTATION - 7.72%
    260,000  C.H. Robinson Worldwide, Inc. ..................       6,743,750
    530,188  Heartland Express, Inc. * ......................       9,278,290
    461,250  Knight Transportation, Inc. * ..................      12,309,609
                                                                 ------------
                                                                   28,331,649
                                                                 ------------

                TOTAL COMMON STOCKS
                 (cost $251,766,368) ........................     360,115,824
                                                                 ------------

CONVERTIBLE BOND - 0.38%

             CONSUMER PRODUCTS AND SERVICES - 0.38%
  2,000,000  ThermoTrex Corporation
              3.25%, due November 1, 2007
                 (cost $1,991,563) ..........................       1,390,000
                                                                 ------------
SHORT-TERM INVESTMENTS - 2.03%

             Commercial Paper - 0.68%
  1,500,000  Newell Co.
              5.85%, due January 4, 1999 ....................       1,500,000
  1,000,000  Fiserv, Inc.
              5.70%, due January 11, 1999 ...................         998,892
                                                                 ------------
                                                                    2,498,892
                                                                 ------------
             Variable Rate Demand Notes - 1.35%
  2,143,747  General Mills, Inc.
              5.23%, due January 4, 1999 ....................       2,143,747
  1,150,996  Pitney Bowes Credit Corporation
              5.23%, due January 4, 1999 ....................       1,150,996
  1,130,812  Sara Lee Corporation
              5.23%, due January 4, 1999 ....................       1,130,812
    535,727  Warner-Lambert Company
              5.18%, due January 4, 1999 ....................         535,727
                                                                 ------------
                                                                    4,961,282
                                                                 ------------
                TOTAL SHORT TERM INVESTMENTS
                 (cost $7,458,005) ..........................       7,460,174
                                                                 ------------
                TOTAL INVESTMENTS
                 (cost $261,215,936) ........................     368,965,998
                                                                 ------------
             LIABILITIES, NET OF CASH
                 AND RECEIVABLES - (0.48)% ..................     (1,774,609)
                                                                 ------------

                TOTAL NET ASSETS
                 (Basis of percentages
                 disclosed above)............................    $367,191,389
                                                                 ------------
                                                                 ------------



* Nondividend paying security.
+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)



    The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
-------------------------------------------------------------------------------

ASSETS:
       Investments in securities at market value (Note 1 (a)) -
         Nonaffiliated issuers (cost $253,818,561) - see accompanying schedule of investments.....  $362,297,436
         Affiliated issuers (cost $7,397,375) - see accompanying schedule of investments (Note 5).     6,668,562

       Receivables --
             Investment securities sold...........................................................        48,032
             Dividends and interest...............................................................       499,662
                                                                                                    ------------
                   Total receivables..............................................................       547,694
                                                                                                    ------------
                   Total assets...................................................................   369,513,692
                                                                                                    ------------
LIABILITIES:
       Payables --
             Investment securities purchased......................................................       635,000
             Management fee (Note 2)..............................................................       243,334
             Dividends payable....................................................................     1,354,591
             Other payables and accrued expenses..................................................        89,378
                                                                                                    ------------
                   Total liabilities..............................................................     2,322,303
                                                                                                    ------------
                   Total net assets...............................................................  $367,191,389
                                                                                                    ------------
                                                                                                    ------------


NET ASSETS CONSIST OF:
       Fund shares issued and outstanding.........................................................  $259,472,694
Net unrealized appreciation on investments (Note 3)...............................................   107,747,893
       Distributions in excess of book realized gains (Note 1 (d))................................       (29,198)
                                                                                                    ------------
                                                                                                    $367,191,389
                                                                                                    ------------
                                                                                                    ------------


NET ASSET VALUE PER SHARE ($.01 par value, 20,000,000 shares authorized), offering price and redemption price ($367,191,389/15,171,189 shares
  outstanding).............                                                                              $24.20
                                                                                                         ------
                                                                                                         ------


       The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the year ended December 31, 1998
-------------------------------------------------------------------------------

INCOME:
       Dividends..................................................   $ 1,644,761
       Interest...................................................     1,547,603
                                                                     -----------
                                                                       3,192,364
                                                                     -----------

EXPENSES:
       Management fee (Note 2)....................................     2,659,090
       Transfer agent fees........................................       161,595
       Registration fees..........................................        58,658
       Legal fees.................................................        26,454
       Audit and tax consulting fees..............................        19,975
       Custodian fees.............................................        17,407
       Postage and mailing fees...................................        15,172
       Printing fees..............................................        11,181
       Insurance fees.............................................         6,134
       Telephone fees.............................................         5,570
       Directors' fees............................................         2,000
       Other operating expenses...................................         2,878
                                                                     -----------
                                                                       2,986,114
                                                                     -----------
             Net investment income................................       206,250
                                                                     -----------

NET REALIZED GAINS ON INVESTMENTS
       Nonaffiliated issuers......................................    12,782,876
       Affiliated issuers (Note 5)................................     5,258,239
                                                                     -----------
                                                                      18,041,115
                                                                     -----------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS............  (14,015,362)
                                                                     -----------

             Net gain on investments..............................     4,025,753
                                                                     -----------

             Net increase in net assets resulting from operations.   $ 4,232,003
                                                                     -----------
                                                                     -----------


       The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and 1997
------------------------------------------------------------------------------

                                                                                      1998           1997
                                                                                     ------         ------
OPERATIONS:
     Net investment income......................................................  $   206,250    $    34,492
     Net realized gains on investments..........................................   18,041,115     29,741,180
     Net increase (decrease) in unrealized appreciation on investments..........  (14,015,362)    47,262,890
                                                                                  -----------   ------------
     Net increase in net assets resulting from operations.......................    4,232,003     77,038,562
                                                                                  -----------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ($0.0142 and $0.0029 per share,
       respectively)............................................................      (206,250)     (34,492)
     Distributions from net realized gains on investments ($1.2470 and $2.4886
       per share, respectively).................................................   (18,041,115) (29,741,180)
     Distributions in excess of book realized gains
       ($0.0020 per share) (Note 1 (d)).........................................       (29,198)         ---
                                                                                  ------------  ------------
          Total distributions...................................................   (18,276,563) (29,775,672)
                                                                                  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (5,541,251 and 2,829,418 shares, respectively).   136,879,599    70,335,372
     Net asset value of shares issued in distributions to shareholders
         (713,706 and 1,126,020 shares, respectively)...........................    16,921,966    27,925,295

     Cost of shares redeemed (4,167,180 and 2,094,015 shares, respectively).....  (100,587,882)  (50,255,447)
                                                                                  ------------  ------------
         Increase in net assets derived from capital
            share transactions..................................................    53,213,683    48,005,220
                                                                                  ------------  ------------
         Total increase in net assets...........................................    39,169,123    95,268,110
                                                                                  ------------  ------------
NET ASSETS, at the beginning of the year........................................   328,022,266   232,754,156
                                                                                  ------------  ------------
NET ASSETS, at the end of the year..............................................  $367,191,389  $328,022,266
                                                                                  ------------  ------------
                                                                                  ------------  ------------

     The accompanying notes to financial statements are an integral part of these statements.

HISTORICAL RECORD (unaudited)
------------------------------------------------------------------------------

                                                          Net Investment                      Dollar      Growth of
                                               Net            Income      Capital Gain       Weighted     An Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings   $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------   -------------   -------------   -------------- -------------
May 18, 1987 *.............................    $10.00     $    --         $    --             --           $10,000
December 31, 1987 .........................      9.15       .0900              --           13.9 times       9,242
December 31, 1988..........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989..........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990..........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991..........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992..........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993..........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994..........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995..........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996..........................     20.74       .0124          2.6151           30.7            38,031
December 31, 1997..........................     25.07       .0029          2.4886           33.0            50,590
December 31, 1998..........................     24.20       .0142 (a)      1.2490 (a)       30.3            51,436

    *Date of Initial Public Offering.
   **Based on latest 12 months accomplished earnings.
  ***Assuming reinvestment of all distributions.

(a) Paid December 31, 1998 to shareholders of record December 29, 1998.

  Range in quarter end price/earnings ratios
      High 35.5          Low 13.3
  September 30, 1997  June 30, 1988

NOTES TO FINANCIAL STATEMENTS
December 31, 1998
-------------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
    Nicholas Limited Edition, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The following is a summary of the significant accounting policies of the Fund.

     (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stocks were computed on the basis of specific certificates.

     (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Excess distributions of book realized gains is the result of different accounting treatment for book and tax purposes and should not be treated as a return of capital for income tax reporting. The Fund is required to distribute at least 98 percent of realized gains through October 31 to avoid paying a federal excise tax. The excess distribution generally represents losses on the sale of portfolio securities in the months of November and December. These losses are used to offset future gains.

     (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

     (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement a monthly fee is paid to the investment adviser based on 1/16th of 1% (.75 of 1% on an annual basis) of the average net asset value. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of December 31, 1998, based on investment cost for Federal tax purposes is as follows:

          Aggregate gross unrealized
           appreciation on investments .............. $133,765,243
          Aggregate gross unrealized
           depreciation on investments ..............  (26,017,350)
                                                       -----------
               Net unrealized appreciation .......... $107,747,893
                                                       -----------
                                                       -----------

(4) Investment Transactions --
    For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $152,267,726 and $100,303,194, respectively.

(5) Transactions with Affiliates --
        Following is an analysis of transactions with "affiliated companies" for the year ended December 31, 1998, as defined by the Investment Company Act of 1940:

                                                                                          Amount of
                                                                                           Capital
                                                                                          Gain(loss)
                                                                                           Realized
                                                          Share Activity                   on Sale
                                             ------------------------------------------   of Shares
                                              Balance                          Balance    in Fiscal
               Security Name                 12/31/97   Purchases     Sales    12/31/98      1998
               -------------                 --------   ---------     -----    --------   ----------
    Grand Prix Association of Long
      Beach, Inc. (a) (b).................   251,000      87,000     338,000      ---     $   ---
    Harborside Healthcare Corporation (a).   452,200       ---       452,200      ---      5,945,897
    Surety Capital Corporation (a) .......   432,800       ---       432,800      ---       (687,658)
    TESSCO Technologies Incorporated .....   177,000      60,000       ---      237,000       ---
    Thermo Vision Corporation ............   343,580      65,000       ---      408,580       ---
                                                                                          ----------
                                                                                          $5,258,239
                                                                                          ----------
                                                                                          ----------

    (a) As of December 31, 1998, the Fund is no longer affiliated with this company.

    (b) Grand Prix Association of Long Beach, Inc. was merged with Dover Downs Entertainment, Inc. The Fund received shares of Dover Downs Entertainment, Inc. in consideration for the shares of Grand Prix Association of Long Beach, Inc.

    There were no dividends from affiliated companies for the year ended 12/31/98.

REPORT OF INDEPENDANT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Limited Edition, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS LIMITED EDITION, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Limited Edition, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 20, 1999.

NICHOLAS FAMILY OF FUNDS
Services Offered
---------------------------------------------------------------------
* IRAs
        *Traditional    *Simple     *Educational
        *Roth           *SEP

*Self-employed Master Retirement Plan
        *Money Purchase *Profit Sharing

*Automatic Investment Plan

*Direct Deposite of Distributions

*Systematic Withdrawl Plan

*Monthly Automatic Exchange between Funds

*Telephone Redemption (Regular accounts only)

*Telephone Exchange

*24-hour Automated Account Information (800-544-6547)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds.

                         800-227-5987

                          OFFICERS AND DIRECTORS

                           ALBERT O. NICHOLAS
                         President and Director

                           THOMAS J. SAEGER
            Executive Vice President, Secretary and Director

                           MELVIN L. SCHULTZ
                               Director

                           DAVID L. JOHNSON
                       Executive Vice President

                           DAVID O. NICHOLAS
                         Senior Vice President

                           LYNN S. NICHOLAS
                         Senior Vice President

                            JEFFREY T. MAY
                         Senior Vice President

                            MARK J. GIESE
                            Vice President

                           CANDACE L. LESAK
                            Vice President

                          TRACY C. EBERLEIN
                       Assistant Vice President

                           MARY C. GOSEWEHR
                              Treasurer

                          Investment Adviser
                        NICHOLAS COMPANY, INC.
                         Milwaukee, Wisconsin
                     414-272-6133 or 800-227-5987

                            Transfer Agent
                   FIRSTAR MUTUAL FUND SERVICES, LLC
                         Milwaukee, Wisconsin
                     414-276-0535 or 800-544-6547

                               Custodian
                      FIRSTAR BANK MILWAUKEE, N.A.
                         Milwaukee, Wisconsin

                               Auditors
                         ARTHUR ANDERSEN LLP
                         Milwaukee, Wisconsin

                               Counsel
                     MICHAEL, BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin


 This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS LIMITED EDITION

700 N. Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

December 31, 1998